UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) March 1, 2006
                                                      --------------------------

                           Seabulk International, Inc.
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               (Exact name of registrant as specified in Charter)

         Delaware                      000-28732              65-0966399
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(State or other jurisdiction         (Commission           (IRS Employer
   of incorporation)                 File Number)          Identification No.)


   2200 Eller Drive, P.O. Box 13038, Ft. Lauderdale, Florida          33316
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       (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (954) 523-2200
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 28, 2006, Seabulk International, Inc. (the "Company"), a wholly-owned subsidiary of SEACOR Holdings Inc. ("SEACOR"), SEACOR, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, entered into a third supplemental indenture (the "Supplemental Indenture") to the Indenture, dated as of August 5, 2003 among the Company, the guarantors listed on the signature pages thereto and the trustee (as amended and supplemented, the "Indenture"), governing Seabulk's 9 1/2% Senior Notes due 2013 (the "Notes"). The Supplemental Indenture became effective on February 28, 2006 upon its execution and will become operative on March 2, 2006 upon SEACOR's payment of the consent fee in connection with the solicitation of consents from holders of Notes to certain proposed amendments to the Indenture. The amendments contained in the Supplemental Indenture permit certain transactions between SEACOR and its subsidiaries, on the one hand, and the Company and its restricted subsidiaries, on the other hand, and permit the SEACOR to substitute the financial reports that it files with the SEC for the Company's financial reports. In addition, the terms of the Supplemental Indenture provide that SEACOR will fully and unconditionally guarantee, on a senior unsecured basis, Seabulk's obligations under the Notes and the Indenture. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

See Item 1.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

4.1 Third Supplemental Indenture, dated as of February 28, 2006, among Seabulk International, Inc., SEACOR Holdings Inc., the guarantors named therein and U.S. Bank National Association, as trustee.



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Seabulk International, Inc.


                                       By:       /s/ Richard Ryan
                                                --------------------------------
                                       Name:    Richard Ryan
                                       Title:   Senior Vice President and
                                                Chief Financial Officer

Date:  March 1, 2006










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
                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  4.1 Third Supplemental Indenture, dated as of February 28, 2006, among Seabulk International, Inc., SEACOR Holdings Inc., the guarantors named therein and U.S. Bank National Association, as trustee.












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